UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   February 21, 2023

CFSB BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

United States of America	001-41220	87-4396534
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

15 Beach Street, Quincy, Massachusetts	02170
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (617) 471-0750

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	CFSB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 21, 2023, the stockholders of CFSB Bancorp, Inc. (the “Company”) approved the CFSB Bancorp, Inc. 2023 Equity Incentive Plan (the “Equity Plan”).  A description of the material terms of the Equity Plan is contained in the Company’s definitive proxy statement for the Annual Meeting of Stockholders of the Company held on February 21, 2023, which was filed with the Securities and Exchange Commission on January 13, 2023.  A copy of the Equity Plan is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on February 21, 2023.  The final results of the vote on each matter submitted to a vote of stockholders are as follows:

1.	The following individuals were elected as directors of the Company for a three-year term or until his or her successor is duly elected and qualified, by the following vote:

	For	Withhold	Broker Non-Votes

Edward Keohane	5,091,889	249,315	666,455
Michael E. McFarland	5,097,602	243,602	666,455
Tracy L. Wilson	5,096,065	245,139	666,455

2.	The CFSB Bancorp, Inc. 2023 Equity Incentive Plan was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
1,382,795	334,049	37,457	666,455

3.	The appointment of Wolf & Company, P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023 was ratified by the following vote:

For	Against	Abstentions
5,908,499	77,454	21,706

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit No. Description

10.1
CFSB Bancorp, Inc. 2023 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on January 13, 2023 (File No. 001-41220)).

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CFSB BANCORP, INC.

DATE: February 22, 2023	By: /s/ Michael E. McFarland
Michael E. McFarland
President and Chief Financial Officer